UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 16, 2011 (August 31, 2011)

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of AdCare Health Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on September 7, 2011 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment thereto no later than 71 days after the date on which the Initial Form 8-K was required to be filed.

Item 9.01                                 Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.                  On September 1, 2011, certain wholly owned subsidiaries of the Company acquired from KMJ Management, LLC (“Seller”), pursuant to that certain Purchase and Sale Agreement, by and between Seller and Arkansas ADK, LLC, a wholly owned subsidiary of the Company, dated March 14, 2011 and amended as of July 1, 2011 (as so amended, the “Pinnacle Agreement”), certain land, buildings, improvements, furniture, fixtures, and equipment comprising: (i) Homestead Manor Nursing Home, a 94 bed skilled nursing facility located in Stamps, Arkansas (“Homestead Manor”); (ii) River Valley Health & Rehabilitation Center, a 117 bed skilled nursing facility located in Fort Smith, Arkansas (“River Valley Center”); (iii) Bentonville Manor, a 95 bed skilled nursing facility located in Bentonville, Arkansas (“Bentonville Manor”); and (iv) Heritage Park Nursing Center, a 110 bed skilled nursing facility located in Rogers, Arkansas (“Heritage Park Center”). In addition, on October 31, 2011 and pursuant to the terms of the Pinnacle Agreement, Rose Missouri Nursing, LLC, a wholly owned subsidiary of the Company, became the tenant and operator of the 90 bed skilled nursing facility located at 812 Old Exeter Road, Cassville, Missouri (the “Red Rose Facility” and, collectively with Homestead Manor, River Valley Center, Bentonville Manor and Heritage Park Center, the “Acquired Business”), as a result of entering into an Assignment of Lease and Landlord’s Consent with the landlord of the Red Rose Facility and an affiliate of Seller and an Operations Transfer Agreement with Seller.  The audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and the unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010, are filed as Exhibit 99.23 to this Amendment and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.  The unaudited pro forma financial statements of the Company and the Acquired Business are filed as Exhibit 99.24 to this Amendment and are incorporated herein by reference.

(c)                                  Shell Company Transactions.  Not applicable.

(d)                                 Exhibits.

2.1                               Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 29, 2011.)

2.2                               Amendment, made and entered into as July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC.*

23.1                         Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1                         Loan Agreement, made and entered into September 1, 2011, by and between Homestead Property Holdings, LLC and Metro City Bank.*

99.2                         Promissory Note, dated September 1, 2011, issued by Homestead Property Holdings, LLC, in favor of Metro City Bank, in the amount of $3,600,000.*

99.3                         Mortgage and Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Metro City Bank.*

99.4                         Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as the debtor, and Metro City Bank, as the secured party.*

99.5                         Guaranty, dated as of September 1, 2011, issued by Homestead Nursing, LLC in favor of Metro City Bank.*

99.6                         Guaranty, dated as of September 1, 2011, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.*

99.7                         Guaranty, dated as of September 1, 2011, issued by Christopher F. Brogdon in favor of Metro City Bank.*

99.8                         Loan Agreement, dated as of September 1, 2011, by and among Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, as borrowers, and The PrivateBank and Trust Company, as lender.*

99.9                         Promissory Note, dated September 1, 2011, issued by Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, in favor of The PrivateBank and Trust Company, in the amount of $11,800,000.*

99.10                   Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Benton Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.11                   Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Park Heritage Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.12                   Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Valley River Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.13                   Guaranty of Payment and Performance, dated as of September 1, 2011, issued by AdCare Health Systems, Inc.; Benton Nursing, LLC; Park Heritage Nursing, LLC; and Valley River Nursing, LLC in favor of The PrivateBank and Trust Company.*

99.14                   Secured Promissory Note, dated August 31, 2011, issued by Benton Property Holdings, LLC; Valley River Property Holdings, LLC; Homestead Property Holdings, LLC; Park Heritage Property Holdings, LLC and Home Office Property Holdings, LLC, in favor of KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC), in the amount of $2,400,000.*

99.15                   Mortgage, made and entered into as of August 31, 2011, by and between Benton Property Holdings, LLC and KMJ Management, LLC.*

99.16                   Mortgage, made and entered into as of August 31, 2011, by and between Park Heritage Property Holdings, LLC and KMJ Management, LLC.*

99.17                   Mortgage, made and entered into as of August 31, 2011, by and between Valley River Property Holdings, LLC and KMJ Management, LLC.*

99.18                   Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Benton Property Holdings, LLC.*

99.19                   Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Valley River Property Holdings, LLC.*

99.20                   Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Homestead Property Holdings, LLC.*

99.21                   Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Park Heritage Property Holdings, LLC.*

99.22                   Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Home Office Property Holdings, LLC.*

99.23                   Audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010.

99.24                   Unaudited pro forma financial statements of the Company and the Acquired Business.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on March 29, 2011.)

2.2	Amendment, made and entered into as July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC.*

23.1	Consent of McNair, McLemore, Middlebrooks & Co., LLC.

99.1	Loan Agreement, made and entered into September 1, 2011, by and between Homestead Property Holdings, LLC and Metro City Bank.*

99.2	Promissory Note, dated September 1, 2011, issued by Homestead Property Holdings, LLC, in favor of Metro City Bank, in the amount of $3,600,000.*

99.3	Mortgage and Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Metro City Bank.*

99.4	Security Agreement, dated September 1, 2011, between Homestead Property Holdings, LLC and Homestead Nursing, LLC, as the debtor, and Metro City Bank, as the secured party.*

99.5	Guaranty, dated as of September 1, 2011, issued by Homestead Nursing, LLC in favor of Metro City Bank.*

99.6	Guaranty, dated as of September 1, 2011, issued by AdCare Health Systems, Inc. in favor of Metro City Bank.*

99.7	Guaranty, dated as of September 1, 2011, issued by Christopher F. Brogdon in favor of Metro City Bank.*

99.8

Loan Agreement, dated as of September 1, 2011, by and among Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, as borrowers, and The PrivateBank and Trust Company, as lender.*

99.9

Promissory Note, dated September 1, 2011, issued by Benton Property Holdings, LLC; Park Heritage Property Holdings, LLC and Valley River Property Holdings, LLC, in favor of The PrivateBank and Trust Company, in the amount of $11,800,000.*

99.10

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Benton Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.11

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Park Heritage Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.12

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of September 1, 2011, executed by Valley River Property Holdings, LLC, to and for the benefit of The PrivateBank and Trust Company.*

99.13

Guaranty of Payment and Performance, dated as of September 1, 2011, issued by AdCare Health Systems, Inc.; Benton Nursing, LLC; Park Heritage Nursing, LLC; and Valley River Nursing, LLC in favor of The PrivateBank and Trust Company.*

99.14

Secured Promissory Note, dated August 31, 2011, issued by Benton Property Holdings, LLC; Valley River Property Holdings, LLC; Homestead Property Holdings, LLC; Park Heritage Property Holdings, LLC and Home Office Property Holdings, LLC, in favor of KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC), in the amount of $2,400,000.*

99.15	Mortgage, made and entered into as of August 31, 2011, by and between Benton Property Holdings, LLC and KMJ Management, LLC.*

99.16	Mortgage, made and entered into as of August 31, 2011, by and between Park Heritage Property Holdings, LLC and KMJ Management, LLC.*

99.17	Mortgage, made and entered into as of August 31, 2011, by and between Valley River Property Holdings, LLC and KMJ Management, LLC.*

99.18

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Benton Property Holdings, LLC.*

99.19

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Valley River Property Holdings, LLC.*

99.20

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Homestead Property Holdings, LLC.*

99.21

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Park Heritage Property Holdings, LLC.*

99.22

Pledge and Security Agreement with Power of Sale, entered into and executed as of August 31, 2011, by and between AdCare Property Holdings, LLC and KMJ Management, LLC, with respect to one hundred percent (100%) of the ownership interest in Home Office Property Holdings, LLC.*

99.23

Audited financial statements of the Acquired Business as of and for the years ended December 31, 2010 and December 31, 2009, and unaudited financial statements of the Acquired Business as of June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010.

99.24	Unaudited pro forma financial statements of the Company and the Acquired Business.

* Previously filed.